Rule 497(e)
                                                   File Nos. 2-17277 and 811-987


                                 SIFE Trust Fund
                        Supplement dated October 20, 1999
                       to Prospectus dated April 30, 1999


Effective as of the date of this Supplement, the Prospectus of SIFE Trust Fund, dated April 30, 1999 is amended as follows:

(1) The Section titled "Choosing a Share Class - Class A-I" on Page 9 is amended by adding a fourth bullet point to read as follows:

         o Existing Class A-I shareholders who elect to exchange their Class A-I shares into Class A-II shares pursuant to a written exchange offer made by SIFE Trust Fund in late 1999 may purchase additional Class A-I shares at net asset value beginning not later than the tenth day after Boston Financial Data Services receives the election form and ending on the earlier to occur of (1) the date on which the exchange occurs, or (2) the revocation by the shareholder of his or her exchange election.

(2) Page 13 is amended by adding a new item number 10 to the carryover list from page 12 to read as follows:

         10) for shareholders and their designated beneficiaries who have accepted a written exchange offer made by SIFE Trust Fund in late 1999 and who have subsequently exchanged their Class A-I shares into Class A-II shares pursuant to such exchange offer.